UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

From February 6, 2020 through March 20, 2020, NexGel, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”). Pursuant to the Purchase Agreements, the Company agreed to sell to the Investors, and the Investors agreed to purchase, an aggregate of 15,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a price per share equal to $0.04 for an aggregate purchase price of $620,000 (the “Private Placement”).

The Purchase Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type.

Alere Financial, A Division of Cova Capital Partners, LLC (“Alere”), served as the placement agent for the Private Placement and is entitled to receive a total fee equal to 6% of the total gross proceeds and warrants to purchase the number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued to the Investors, for such services rendered. Alere’s warrants are to be in a customary form reasonably acceptable to Alere, exercisable for 3 years at an exercise price equal to $0.04. Alere will be able to exercise the warrants in a cashless exercise in the event a registration statement registering the resale of the shares underlying Alere’s warrants is not effective commencing 12 months from issuance. The shares underlying Alere’s warrants will be subject to piggyback registration rights and be included in any registration statement covering the shares of Common Stock sold pursuant to the Purchase Agreement, subject to certain adjustments. Mr. Levy, the Company’s Chief Executive Officer and Chief Financial Officer, is affiliated with Alere but has waived any portion of such fee received by Alere to which he is entitled as an affiliate of Alere.

The Shares issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 27, 2020

NEXGEL, INC.

		By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer